LOSS PER SHARE	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
LOSS PER SHARE

NOTE 15 – LOSS PER SHARE

A.	Basic loss per share

The calculation of the basic loss per share as of December 31, 2018, 2017 and 2016 was based on the loss attributable to holders of ordinary shares in the amount of $13.3 million, $9.8 million and $4.7 million, respectively, divided by the weighted average number of ordinary shares outstanding of $12.6 million, 9 million and 5.4 million shares, respectively, calculated as follows:

Weighted average number of ordinary shares:

	Year ended December 31,
	2018	2017	2016

In thousands of shares

Balance as at January 1	9,613	7,400	4,889

Effect of shares issued during the year	3,021	1,625	544

Weighted average number of ordinary shares used to calculate basic loss per share	12,634	9,025	5,433

B.	Diluted loss per share

The Company did not present data for the diluted loss per share due to the anti-dilutive effect of options (exercisable into 2.5 million shares on December 31, 2018 and 1.2 million shares on December 31, 2017), investor warrants (exercisable into 4.8 million shares on December 31, 2018 and 0 shares on December 31, 2017) and the price protection mechanism. See Note 8 (Equity) and Note 9 (Share Based Payment) for information about options and warrants for the purchase of the Company’s ordinary shares and the price protection mechanism, which may have a dilutive effect in the future.